Exhibit 10.2


                        COMMON STOCK PURCHASE AGREEMENT


                   THIS COMMON STOCK PURCHASE AGREEMENT (this "Agree-ment"), made this 24th day of October, 1996, between Avery Dennison Corporation, a Delaware corporation (the "Seller") and Wachovia Bank of North Carolina N.A., a national banking association, not in its individual or corporate capacity, but solely in its capacity as trustee (the "Trustee") of The Avery Dennison Corporation Employee Stock Benefit Trust (the "Trust", which is hereinafter sometimes referred to as the "Purchaser") under a trust agreement between the Seller and the Trustee dated as of October 24, 1996 (the "Trust Agree-ment")

                             W I T N E S S E T H:

                   WHEREAS, as contemplated by the Trust Agreement, the Purchaser is to purchase from the Seller, and the Seller is to sell to the Purchaser, NINE MILLION shares of the Seller's Common Stock, par value $1.00 per share (the "Common Shares"), all of which are currently issued and held by the Seller as treasury stock, all as more specifically provided herein;

                   NOW, THEREFORE, in consideration of the mutual cov-enants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:


                                   ARTICLE I

                          PURCHASE AND SALE OF SHARES

                   1.1. Purchase and Sale. Subject to the terms and conditions set forth herein, the Seller will sell to the Pur-chaser, and the Purchaser will purchase from the Seller, at the Closing (as hereinafter defined), the Common Shares, and, in consideration for the Common Shares, the Purchaser will deliver to the Seller the note in the form of Appendix I to this Agreement in the principal amount of $564,750,000 (the "Note").

                   1.2. Closing. The closing of the sale and pur-chase of the Common Shares hereunder (the "Closing") will be held at the offices of the Seller at 10:00 a.m., Pasadena,







         California time, on the date of execution and delivery of this Agreement by the Seller and the Purchaser, or at such other time, date and place as may be mutually agreed upon by the Seller and the Purchaser.

                   1.3. Delivery and Payment. At the Closing, the Seller will deliver to the Purchaser a certificate represent-ing the Common Shares, which certificate shall be registered in the name of the Trustee, or the name of its nominee, against payment by the Purchaser to the Seller of the aggre-gate consideration set forth in Section 1.1 therefor. The Seller will pay all stamp and other transfer taxes, if any, that may be payable in respect of the sale and delivery of the Common Shares.


                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

                   The Seller represents and warrants to the Purchaser as follows:

                   2.1. Corporate Existence and Authority. The Seller (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware,
         (b) has all requisite corporate power to execute, deliver and perform this Agreement and (c) has taken all necessary corpo-rate action to authorize the execution, delivery and perfor-mance of this Agreement.

                   2.2. No Conflict. The execution and delivery of this Agreement does not, and the consummation of the transac-tions contemplated hereby will not, violate, conflict with or constitute a default under (a) the Seller's certificate of incorporation or bylaws, (b) any agreement, indenture or other instrument to which the Seller is a party or by which the Seller or its assets may be bound or (c) any law, regula-tion, order, arbitration, award, judgment or decree appli-cable to the Seller.

                   2.3. Validity. This Agreement has been duly exe-cuted and delivered by the Seller and is a valid and binding agreement of the Seller enforceable against the Seller in ac-cordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, re-organization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.










                   2.4. The Common Shares. The Common Shares have been duly authorized and issued and are held by the Seller as treasury stock and when sold as contemplated hereby will be validly issued, fully-paid and non-assessable shares of the Seller. No stockholder of the Seller has any preemptive or other subscription right to acquire any shares of Common Stock. The Seller will convey to the Purchaser, on the date of Closing, good and valid title to the Common Shares free and clear of any liens, claims, security interests and encum-brances.

                   2.5. Litigation. There are no actions, suits, proceedings, arbitrations or investigations pending, or to the Seller's best knowledge, threatened in any court or be-fore any governmental agency or instrumentality or arbitra-tion panel or otherwise against or by the Seller which seek to or could restrain, prohibit, rescind or declare unlawful, or result in substantial damages in respect of, this Agree-ment or the performance hereof by the Seller (including, without limitation, the delivery of the Common Shares).

                   2.6. Business and Financial Information. Seller has heretofore delivered to the Purchaser copies of the au-dited consolidated balance sheets, statements of stockhold-ers' equity, statements of income and statements of cash flows of Seller and its subsidiaries as of and for the fiscal years ending December 31, 1995 and December 31, 1994 and the unaudited consolidated balance sheet, statement of stockhold-ers' equity, statement of income and statement of cash flows of Seller and its subsidiaries as of and for the six months ending June 30, 1996 (including the related notes and sched-ules, the "Seller Financial Statements"). The Seller Finan-cial Statements fairly present the consolidated results of operations, changes in stockholders' equity and cash flows for the periods set forth therein and the consolidated finan-cial position as at the dates thereof of Seller and its sub-sidiaries, in accordance with generally accepted accounting principles consistently applied throughout the periods in-volved, except as set forth in the notes thereto and subject, in the case of unaudited financial statements, to the omis-sion of certain notes not ordinarily accompanying such un-audited financial statements and to normal year-end audit ad-justments which in each case will not be material to Seller and its subsidiaries taken as a whole. Since December 31, 1995, Seller has filed with the Securities and Exchange Com-mission all forms, reports and documents required pursuant to the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended (the "1934 Act"), to be filed by it (the "Disclosure Documents"). At the time filed, all of the Disclosure Documents complied as









         to form in all material respects with all applicable require-ments of such Acts. None of the Disclosure Documents, at the time filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                   The Purchaser hereby represents and warrants to the Seller as follows:

                   3.1. Authority; Validity. The Purchaser has full power and authority under the Trust to execute and deliver this Agreement and the Note and to consummate the transac-tions contemplated hereby. This Agreement has been duly au-thorized, executed and delivered by the Trustee on behalf of the Trust and is a valid and binding agreement of the Pur-chaser enforceable in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudu-lent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of eq-uity. The Note has been duly authorized by the Trustee on behalf of the Trust and, upon the execution and delivery by the Trustee on behalf of the Trust, the Note will be a valid and binding agreement of the Purchaser enforceable in accor-dance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, re-organization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

                   3.2. No Conflict. The execution and delivery of this Agreement do not, and the execution and delivery of the Note, and the consummation of the transactions contemplated hereby and thereby will not, violate, conflict with or con-stitute a default under (a) the terms of the Trust, (b) any agreement, indenture or other instrument to which the Trust is a party or by which the Trust or its assets may be bound or subject or (c) any law, regulation, order, arbitration award, judgment or decree applicable to the Trust.













                                   ARTICLE IV

                RESTRICTIONS ON DISPOSITION OF THE COMMON SHARES

                   4.1. Restricted Securities. The Purchaser ac-knowledges that the Purchaser is acquiring the Common Shares pursuant to a transaction exempt from registration under the 1933 Act. The Purchaser represents, warrants and agrees that all Common Shares acquired by the Purchaser pursuant to this Agreement are being acquired for investment without any in-tention of making a distribution thereof, or of making any sale or other disposition thereof which would be in violation of the 1933 Act or any applicable state securities law, and that the Purchaser will not dispose of any of the Common Shares, except that the Trustee will, from time to time, con-vey a portion of the Common Shares to the participants in the Company's stock incentive plans to satisfy the obligations of the Seller thereunder; convey a portion of the Common Shares to the trustee of the Company's 401(k) Plan; and may convey or sell a portion of the Common Shares to fund the obliga-tions of the Seller under certain other plans as may be set forth in Schedule A to the Trust Agreement, and upon termina-tion of the Trust to the extent that the Trust then holds any Common Shares, all in compliance with all provisions of ap-plicable federal and state law regulating the issuance, sale and distribution of securities.

                   4.2. Legend. Until such time as the Common Shares are registered pursuant to the provisions of the 1933 Act, any certificate or certificates representing the Common Shares delivered pursuant to Section 1.3 will bear a legend in substantially the following form:

                   "The shares represented by this certificate
              have not been registered under the Securities Act of 1933, as amended, and may not be sold, trans-ferred or otherwise disposed of unless they have first been registered under such Act or unless an exemption from registration is available."

         The Seller may place stop transfer orders against the regis-tration of transfer of any share evidenced by such a certifi-cate or certificates until such time as the requirements of the foregoing are satisfied.















                                   ARTICLE V

                              COVENANTS OF SELLER

                   The Seller agrees that:

                   5.1. Financial Statements, Reports and Documents. Subsequent to the Closing, and for as long as the Common Shares are held by the Trust (unless the Trustee shall other-wise consent in writing), the Seller shall deliver to the Trustee each of the following:

                        (a) Annual Statements. As soon as available and in any event within one hundred twenty (120) days after the close of each fiscal year of the Seller, cop-ies of the consolidated balance sheet of the Seller and its subsidiaries as of the close of such fiscal year and consolidated statements of income, statements of stock-holders' equity and statements of cash flow of the Seller and its subsidiaries for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied by an opinion thereon of Coopers & Ly-brand LLP, or of other independent public accountants of recognized national standing, to the effect that such financial statements have been prepared in accordance with generally accepted accounting principles consis-tently applied (except for changes in which such accoun-tants concur) and that the examination of such accoun-tants in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

                        (b)  SEC and Other Reports.  Promptly upon
              their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Seller to stockholders generally and of each regular or periodic report, registration statement or prospectus (other than any registration statement on Form S-8 and its related prospectus) filed by the Seller with the Se-curities and Exchange Commission or any successor agency; and

                        (c)  Other Information.  Such other informa-
              tion concerning the business, properties or financial condition of the Seller as the Trustee shall reasonably request.










         The Seller will comply with all federal, state, local and foreign laws, regulations or orders, and all the rules of any stock exchange or similar entity which are applicable to it or to the conduct of its business, and, without limiting the generality of the foregoing, shall make such filings, distri-butions and disclosures as are required by the 1933 Act, the 1934 Act or any of the regulations, rules or orders promul-gated thereunder, insofar as the failure to comply would ma-terially and adversely affect the Seller and its subsidiaries taken as a whole. The Seller will maintain complete and ac-curate books, records and accounts in accordance with the re-quirements of Section 13(b)(2) under the 1934 Act.

                   5.2. Registration; Listing. If so requested by the Trustee, the Seller shall cause the Common Shares to be listed on the New York Stock Exchange, Inc. The Seller will, as promptly as practicable (but in any event within 75 days) after a request by the Trustee, prepare for filing at the Seller's expense a registration statement with the Securities and Exchange Commission sufficient to permit the public of-fering of such Common Shares in accordance with the terms of this Agreement, and the Seller will use its best efforts in all matters necessary or advisable to cause such registration statement to become effective as promptly as practicable and to remain effective for a reasonable period, all to the ex-tent requisite to permit the sale or other disposition of such Common Shares. The Seller shall also use its best ef-forts to register or qualify the Common Shares so registered under the securities blue sky laws of such jurisdictions within the United States as the Trustee may reasonably re-quest; provided, however, that the Seller shall not be re-quired to consent to general service of process for all pur-poses in any jurisdiction where it is not then qualified.


                                   ARTICLE VI

                             CONDITIONS TO CLOSING

                   6.1. Conditions to Obligations of the Purchaser. The obligation of the Purchaser to purchase the Common Shares is subject to the satisfaction of the following conditions on the date of Closing:

                        (a) The representations and warranties of the Seller set forth in Article II hereof shall be true and correct; and if the Closing shall occur on a date other than the date of this Agreement, the Purchaser shall have been furnished with a certificate, dated the date










              of the Closing, to such effect, signed by an authorized officer of the Seller; and

                        (b)  All permits, approvals, authorizations
              and consents of third parties necessary for the consum-mation of the transactions herein shall have been ob-tained, and no order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated by this Agreement, and no suit, action or other proceeding by any governmental body or other person shall have been instituted which questions the validity or legality of the transactions contemplated by this Agreement.

                   6.2. Conditions to Obligations of the Seller. The obligation of the Seller to issue, sell and deliver the Com-mon Shares to the Purchaser is subject to the satisfaction of the following conditions on the date of Closing:

                        (a) The representations and warranties of the Purchaser set forth in Article III hereof shall be true and correct; and if the Closing shall occur on a date other than the date of this Agreement, the Seller shall have been furnished with a certificate dated the date of the Closing, to such effect, signed by an authorized of-ficer of the Trustee; and

                        (b)  No order of any court or administrative
              agency shall be in effect which restrains or prohibits the transactions contemplated by this Agreement, and no suit, action or other proceeding by any governmental body or other person shall have been instituted which questions the validity or legality of the transactions contemplated by this Agreement.


                                  ARTICLE VII

                                 MISCELLANEOUS

                   7.1. Expenses. The Seller shall pay all of its expenses, and it shall pay the Purchaser's expenses, in con-nection with the authorization, preparation, execution and performance of this Agreement, including without limitation the reasonable fees and expenses of the Trustee, its agents, representatives, counsel, financial advisors and consultants.

                   7.2. Survival of Seller's Representations and War-ranties. All representations and warranties made by the










         Seller to the Purchaser in this Agreement shall survive the Closing.

                   7.3. Notices. All notices, requests, or other communications required or permitted to be delivered here-under shall be in writing, delivered by registered or certi-fied mail, return receipt requested, as follows:

                        (a)  To the Seller:

                             150 North Orange Grove Boulevard
                             Pasadena, California 91103

                             Attention: General Counsel

                        (b)  To the Purchaser:

                             Post Office Box 3099
                             Winston Salem, North Carolina 27150

                             Attention:  John N. Smith, III

         Any party hereto may from time to time, by written notice given as aforesaid, designate any other address to which no-tices, requests or other communications addressed to it shall be sent.

                   7.4. Specific Performance. The parties hereto ac-knowledge that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agree that the obligations of the parties hereunder shall be specifically enforceable, and neither party will take any action to impede the other from seeking to enforce such rights of specific performance.

                   7.5. Successors and Assigns; Integration; Assign-ment. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns. This Agreement (a) constitutes, together with the Note, the Trust Agreement and any other written agreements between the Purchaser and the Seller executed and delivered on the date hereof, the entire agreement between the parties hereto and supersedes all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof, (b) shall not confer upon any person other than the parties hereto any rights or remedies here-under and (a) shall not be assignable by operation of law or otherwise, except that the Trustee may assign all its rights hereunder to any corporation or other institution exercising









         trust powers in connection with any such institution assuming the duties of a trustee under the Trust.

                   7.6. Governing Law. This Agreement shall be gov-erned by and construed in accordance with the laws of the State of Delaware.

                   7.7. Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things neces-sary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                   7.8. Amendment and Waiver. No amendment or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and signed by the Purchaser and the Seller.

                   7.9. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument.

                   7.10. Certain Limitations. The execution, deliv-ery and performance by the Trustee of this Agreement have been, and will be, effected by the Trustee solely in its ca-pacity as Trustee under the terms of the Trust and not in its individual or corporate capacity. Nothing in this Agreement shall be interpreted to increase, decrease or modify in any manner any liability of the Trustee to the Seller or to any trustee, representative or other claimant by right of the Seller resulting from the Trustee's performance of its duties under the constituent instruments of the Trust, and no per-sonal or corporate liability shall be asserted or enforceable against the Trustee by reason of any of the covenants, state-ments or representations contained in this Agreement.

                   7.11. Incorporation. The terms and conditions of the Trust Agreement relating to the nature of the responsi-bilities of the Trustee and the indemnification of the Trustee by the Seller are incorporated herein by reference and made applicable to this Agreement.

















                   IN WITNESS WHEREOF, the undersigned have duly exe-cuted this Agreement on the date and year first above writ-ten.

                                    AVERY DENNISON CORPORATION


                                    By: /s/ R.G. Jenkins
                                       Name: R.G. Jenkins
                                       Title: Senior Vice President and
                                              Chief Financial Officer


                                    WACHOVIA BANK OF NORTH CAROLINA N.A.


                                    By: /s/ John N. Smith III
                                       Name: John N. Smith, III
                                       Title: Vice President






































                                                           Appendix I


                                PROMISSORY NOTE


         $564,750,000                       October 24, 1996
         Pasadena, California



                   FOR VALUE RECEIVED, the undersigned, Wachovia Bank of North Carolina N.A., not in its individual or corporate capacity but solely in its capacity as Trustee of The Avery Dennison Corporation Employee Stock Benefit Trust (the "Trust") hereby promises on behalf of the Trust to pay to the order of Avery Dennison Corporation, a Delaware corporation (the "Company"), at the principal offices of the Company in Pasadena, California, or at such other place as the Company shall designate in writing, the aggregate principal amount of FIVE HUNDRED AND SIXTY-FOUR MILLION SEVEN HUNDRED THOUSAND DOLLARS ($564,750,000), as shown on Schedule A attached hereto as such may be amended from time to time, with inter-est in arrears thereon, as hereinafter provided.

                   Principal shall be paid in installments in the amounts and on the dates set forth on the Maturity Schedule attached hereto as Schedule A, the last such installment due on January 1, 2011; provided, however, that this Note may be prepaid in whole or in part at any time without penalty; and provided further that the principal amount of this Note (1) shall be forgiven in the event that the Trust shall have been terminated in accordance with Section 8.2 thereof and the Trustee shall have complied with the requirements of such Section or (2) shall be deemed forgiven, if applicable, in accordance with Section 2.1 of the Trust. Interest on the unpaid principal balance, at an annual interest rate (the "Interest Rate") equal to 8.0%, shall be paid quarterly, in arrears, on each January 1, April 1, July 1 and October 1, commencing January 1, 1997, and shall be calculated on the basis of a 360-day year of 30-day months. Whenever any pay-ment falls due on a Saturday, Sunday or public holiday, such payment shall be made on the next succeeding business day.

                   This Note shall be construed under the laws of the State of Delaware.

                   The undersigned represents and warrants that the indebtedness represented by this Note was incurred for the purpose of purchasing shares of Common Stock, $1.00 par value, of the Company.





                   This Note may not be assigned by the Company, other than by operation of law, without the prior express written consent of the undersigned.

                   The Company shall have no recourse whatsoever to any assets of the Trustee in its individual or corporate ca-pacity for repayment. The Trustee is entering into this Agreement not in its individual or corporate capacity but solely as Trustee, and no personal or corporate liability or personal or corporate responsibilities are assumed by, or shall at any time be asserted or enforceable against, the Trustee in its individual or corporate capacity under, or with respect to, this Agreement.


                                     WACHOVIA BANK OF NORTH CAROLINA N.A.,
                                     on behalf of THE AVERY DENNISON COR-
                                     PORATION EMPLOYEE STOCK BENEFIT TRUST


                                     By:
                                         Name:
                                         Title:





































                                                       Schedule A


                            PRINCIPAL PAYMENT DATES

         Date                                             Amount


         January 1, 1997                               $ 26,892,860

         January 1, 1998                               $ 26,892,860

         January 1, 1999                               $ 26,892,860

         January 1, 2000                               $ 26,892,860

         January 1, 2001                               $ 26,892,860

         January 1, 2002                               $ 26,892,860

         January 1, 2003                               $ 26,892,860

         January 1, 2004                               $ 26,892,860

         January 1, 2005                               $ 26,892,860

         January 1, 2006                               $ 26,892,860

         January 1, 2007                               $ 26,892,860

         January 1, 2008                               $ 26,892,860

         January 1, 2009                               $ 26,892,860

         January 1, 2010                               $ 26,892,860

         January 1, 2011                               $188,249,960


















                                      -3-